UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2009

Local Insight Regatta Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-152302	20-8046735
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

188 Inverness Drive West, Suite 800 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

303-867-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 2, 2009, certain members of senior management of Local Insight Media Holdings, Inc., the indirect parent of Local Insight Regatta Holdings, Inc. (the “Company”), are scheduled to make a presentation at a JP Morgan Global High Yield and Leveraged Finance Conference. During such presentation, those individuals intend to deliver a slide presentation, a copy of which is attached hereto as Exhibit 99.1, which will include a presentation of the Company’s results of operations and financial condition (as restated) for the Company’s third quarter and nine months ended September 30, 2008.

Item 7.01.	Regulation FD Disclosure

See disclosure set forth in Item 2.02 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description

99.1	Slide Presentation, dated February 2, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Local Insight Regatta Holdings, Inc., has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 2, 2009

LOCAL INSIGHT REGATTA HOLDINGS, INC.

By:	/s/ JOHN S. FISCHER
Name: John S. Fischer Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation, dated February 2, 2009